UNIT PURCHASE AGREEMENT

                                 RAPIDTRON, INC.

THIS AGREEMENT is made effective as of the 1st day of April, 2004 (the "EFFECTIVE DATE") by and among:

     RAPIDTRON, INC., a Nevada corporation, of 3151 Airway Ave., Bldg. Q, Costa Mesa, CA 92626 (the "COMPANY"); and

     GENERATION CAPITAL ASSOCIATES, a New York limited partnership, 1085 Riverside Trace, Atlanta, GA 30328 (the "INVESTOR")

The  Company  and  the  Investor  are collectively referred to as the "PARTIES."

WHEREAS:

     A. The Company is offering to sell to the Investor units (the "UNITS") at $1.25 per Unit, and each Unit consists of one share of the Company's common stock (a "COMMON SHARE") with a par value of $0.001 and one non-transferable share purchase warrant (a "WARRANT"). Each Warrant will entitle the Investor to subscribe for one additional Common Share at a price of $1.46 per share at any time up to 5:00 p.m. local time in Costa Mesa, California on the fifth anniversary of the date of issuance. The Units, the Common Shares, and the Warrants are referred to in this Agreement as the "SECURITIES." All dollar amounts set forth in this Agreement are in United States dollars.

     B. The Investor agrees to purchase 160,00 Units subject to the terms and conditions set forth in this Agreement.

     C. The Company is offering the Securities only to qualified investors who satisfy the criteria for "ACCREDITED INVESTORS" as defined under Rule 501(a) of the Securities Act of 1933, as amended (the "SECURITIES ACT"). The Company is offering the Securities pursuant to an exemption from registration promulgated under Rule 506 of Regulation D of the Securities Act.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements herein contained, the receipt of which is acknowledged, the Parties covenant and agree with each other as follows:

1.   SUBSCRIPTION

1.1  Subscription.  Subject  to  the terms and subject to the conditions of this
     ------------
     Agreement, the Investor agrees to purchase 160,000 Units at the Purchase Price (as such term is defined in Section 1.3) at the Closing (as defined in Section 1.2 herein).

1.2  Security  Offered.  Each  Unit  shall  consists of one Common Share and one
     -----------------
     non-transferable Warrant. Each Warrant will entitle the Investor to subscribe for one additional Common Share at a price of $1.46 per share at any time up to 5:00 p.m. local time in Costa Mesa, California on the fifth anniversary of the date of issuance. The Warrants will be evidenced by a Warrant Certificate, in the form attached as Schedule B to be issued to the Investor on the date of the Closing ( the
        ----------
     "CLOSING DATE").

1.3  Purchase Price. On the Closing Date, the Investor shall pay to the Company
     --------------
     the Purchase Price of Units by wire transfer to Rapidtron, Inc. (pursuant to the wire transfer instructions provided in advance of such Closing
     Date).The "Purchase Price" of each Unit shall be $1.25 per Unit.

1.4  Delivery of Certificates. Promptly upon receipt of the Purchase Price at
     ------------------------
     the Closing, the Company shall deliver to the Investor certificates representing the number of Common Shares and Warrants underlying the Units purchased, registered in the name of the Investor. The Investor agrees to execute and deliver such other documents as may be reasonably requested by the Company in connection with the certificate delivery.

1.5  Reserved.

1.6 By signing this Agreement, the Investor acknowledges that the Company is relying on the accuracy and completeness of the representations contained in this Agreement in complying with its obligations under applicable securities laws.

2.   CLOSING, CLOSING CONDITIONS AND DELIVERIES

2.1 The Closing of the transaction contemplated by Section 1.1 shall take place at the offices of the Company, on the Effective Date or at such other place or different time or day as may be mutually acceptable to the Investor and the Company.

2.2 The Closing of the transaction contemplated by Section 1.1 is subject to the fulfillment of the following conditions (the " CLOSING CONDITIONS") which are for the benefit of the Investor:

     (a) all relevant documentation and approvals as may be required, by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules and guidelines of any stock exchange on which the Common Shares are listed, shall have been obtained and, where applicable, executed by or on behalf of the Investor;

     (b) the Company's board of directors shall have authorized and approved the execution and delivery of this Agreement, the issuance and delivery of the Units, the allotment and issuance of the Common Shares, the allotment and issuance of the Warrants, and the allotment and issuance of the Common Shares acquired upon exercise of the Warrants (the "WARRANT SHARES");

     (c) the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the Closing Date, and the Company shall have delivered a certificate of a senior officer of the Company (acting without personal liability) to that effect to the Investors;

     (d) no action or proceeding at law or in equity shall be pending or threatened by any person, including any government, governmental authority, regulatory body or agency to enjoin, restrict or prohibit the purchase and issuance of the Securities or the transactions contemplated hereby;

     (e) the Company shall have delivered a copy of resolutions of the Board of Directors of the Company certified by the secretary of the Company authorizing and approving the execution, delivery and performance of this Agreement;

2.3  Reserved.

2.4 The Closing Conditions may be waived in writing in whole or in part by the Investor before Closing upon such terms as it may consider appropriate.

3.   INVESTOR REPRESENTATIONS, WARRANTIES, AND COVENANTS

3.1 The Investor makes the following representations and warranties to the Company.

     (a) The Investor is purchasing the Units, consisting of the Common Shares and the Warrants, for its own account for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Common Shares issued in connection with the purchase of the Units, or upon exercise of the Warrants; provided, however, that the Purchaser may sell or otherwise dispose of any of the Common Shares pursuant to registration thereof under the Securities Act and any applicable state securities laws or under an exemption from such registration requirements.

     (b) The Investor recognizes that investment in the Securities involves substantial risks and has taken full cognizance of and understands all of the risks related to the purchase of the Securities, including without limitation those set forth under the caption "Risk Factors" in the Company's reports on Form 10-KSB, 10-QSB and 8-K and the Registration Statement on Form SB-2 filed on February 5, 2004, in substantially the form made available to the Investor (collectively, the "SEC REPORTS") filed with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the Securities Act.

     (c) In making its decision to invest in the Units, the Investor has carefully reviewed and is familiar with the Company's SEC Reports, and the Investor has relied on the information contained therein and the documents and materials delivered therewith, and on the Investor's own independent investigations and/or those of the Investor's own professional tax and other advisors. The Investor and the Investor's advisors (including the Investor's representative, if any) have been given the opportunity to obtain information and to examine all documents relating to the Company, and to ask questions of and to receive answers from the officers of the Company concerning the Company, the officers and directors, and the terms and conditions of this investment, and to obtain any additional information, to the extent the Company possesses that information or could acquire it without unreasonable effort or expense, to verify the accuracy of any information previously furnished. All questions have been answered to the full satisfaction of the Investor, and all information and documents, records and books pertaining to this investment that the Investor has requested have been made available to the Investor.

     (d) The Investor believes that it, either alone or with the assistance of its advisor(s) (including the Investor's representative, if any), has such knowledge and experience in financial and business matters that the Investor is capable of reading and interpreting disclosure materials, such as the SEC Reports and the Company's financial statements, and of evaluating the merits and risks of the prospective investment in the Securities. The Investor has obtained sufficient information to evaluate the merits and risks of an investment in the Company and has the net worth to undertake those risks.

     (e) The Investor has obtained, to the extent the Investor deems necessary, the Investor's own personal, professional advice with respect to the risks inherent in the investment in the Company and the suitability of the investment in the Securities in light of the Investor's financial condition and investment needs.

     (f) The Investor believes that investment in the Securities is suitable for the Investor based on the Investor's investment objectives and financial needs, and the Investor has adequate means for providing for the Investor's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities.

     (g) The Investor is able to (i) hold the Common Shares and, if the Warrants are exercised, the Common Shares underlying the Warrants, for an indefinite period of time, (ii) bear the economic risk of the Investor's investment, and (iii) withstand a complete loss of the investment.

     (h) The Investor has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices, or other communications published in any newspaper, magazine, or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

     (i)  The Investor:

          (i) acknowledges that the Units, consisting of the Common Shares and the Warrants, have not been registered under the Securities Act, and the Investor undertakes and agrees that it will not offer or sell the Common Shares unless the Common Shares are registered under the Securities Act and the securities laws of all applicable states of the United States, or such Common Shares are sold pursuant to an available exemption from such registration requirements;

          (ii) represents that it is an "ACCREDITED INVESTOR" as such term is defined under Rule 501(a) of Regulation D of the Securities Act, by satisfying one or more of the criteria set forth on Schedule F, attached hereto;
                                 ----------

          (iii) The Investor understands that the Common Shares issuable upon purchase of the Units and the Common Shares issuable on the exercise of the Warrants are "restricted securities," as such term is defined under Rule 144 of the Securities Act, and may not be offered, sold, transferred, pledged, or hypothecated to any person in the absence of registration under the Securities Act or an opinion of counsel satisfactory to the Company that registration is not required. Even if an exemption is available, the assignability and transfer of the Securities is subject to limitations imposed by this Agreement.

          (iv) The Investor further understands that a legend in substantially the following form will be placed on all documents evidencing the Common Shares and the Common Shares issuable upon exercise of the Warrants and that similar notations may be made on the Company records as a means of preventing the disposition of the Common Shares other than in accordance with this Agreement and applicable law:

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "ACT"), or the securities laws of any state, and may not be offered, sold, transferred, pledged, hypothecated or otherwise disposed of except pursuant to (i) an effective registration statement under the ACT and any applicable state laws, or valid exception thereto, (ii) to the extent applicable, in accordance with Rule 144 under the ACT (or any similar rule under the ACT relating to the disposition of securities), and (iii) an opinion of counsel, reasonably satisfactory to counsel to the issuer, that registration is not required or an exemption from registration under the ACT and applicable state law is available and such transfer is made in accordance with Rule 144.

          (vi) If a partnership, trust, corporation, or other entity: (i) the Investor has the power and authority to sign and comply with the terms of this Agreement and the person signing this Agreement on its behalf has the necessary power to do so;
                    (ii) the Investor's principal place of business and principal office are located within the jurisdiction set forth in its address below.

          (vii) The Investor understands and agrees that there may be material tax consequences to the Investor of an acquisition or disposition of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Investor under United States, state, local or foreign tax law of the Investor's acquisition or disposition of the Securities.

          (vii) The Investor confirms that neither the officers of the Company nor any of its affiliates or agents have made any representations or warranties or statements, except as explicitly set forth in this Agreement, concerning the Investor's investment in the Units, including but not limited to any representations or warranties concerning tax consequences that may arise in connection with the Investor's investment in the Securities or the anticipated financial results of the operations of the Company.

          (viii) The Investor acknowledges that in making its decision to invest in the Securities, it is not relying on any other person, firm or company.

     (j) No person, firm or corporation has or will have, as a result of an act or mission of the Investor, any right, interest or valid claim against the company or the Investor for any commission, fee for other compensation as a finder or broker in connection with the transactions contemplated by this agreement. The Investor will indemnify and hold the company harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this agreement.

3.2     The  Investor  agrees  as  follows:

     (a) If the Investor decides to offer, sell or otherwise transfer any of the Common Shares or Warrants, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

          (i) the sale is to the Company or in a transaction that is registered under the Securities Act and in accordance with any applicable state securities or "Blue Sky" laws;

          (ii) the sale is made in compliance with the exemption from the registration requirements under the Securities Act and in accordance with Rule 144 thereunder, if applicable, and in accordance with any applicable state securities or "Blue Sky" laws; or

          (iii) the securities are sold in a transaction that does not require registration under the Securities Act or any applicable U.S. state laws and regulations governing the offer and sale of securities; and

          (iv) with respect to subparagraphs (ii) and (iii) hereof, it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company.

3.3  Investor acknowledges and agrees as follows:

     (a) the Warrants are non-transferrable, except as otherwise required by law; provided however, the holder of the Warrants may transfer the Warrant to a family trust, family member or corporation controlled by the shareholder, or if a corporation, its shareholders.

     (b) the Investor acknowledges that any person who exercises a Warrant will be required to provide to the Company either:

          (i) a representation that the Warrant is being exercised by the original purchaser of the Units and the representations and warranties made in connection with such purchase remain true and correct as of the date of the exercise; or

          (ii) a written opinion of counsel or other evidence satisfactory to the Company to the effect that the Warrants and the Warrant Shares have been registered under the Securities Act and applicable state securities laws or are exempt from registration thereunder.

4.   COMPANY REPRESENTATIONS, WARRANTIES, AND COVENANTS

4.1 In order to induce the Investor to enter into this Agreement and to purchase the number of Units set forth after its name on Schedule A, the
                                                              ----------
     Company hereby represents and warrants to the Investor, except as disclosed in the attached Company Disclosure Schedule, that:

     (a)  Organization, Standing, Etc. The Company is a corporation duly
          ---------------------------
          organized, validly existing and in good standing under the laws of the state of Nevada, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. The Company has the requisite corporate power and authority to issue the Securities and to otherwise perform its obligations under this agreement.

     (b)  Governing Instruments. The Company has filed in its SEC Reports true,
          ---------------------
          accurate and correct copies of the articles of incorporation and bylaws of the Company and such articles of incorporation and bylaws are the duly and legally adopted articles of incorporation and bylaws of the Company in effect as of the date of this Agreement.

     (c)  Subsidiaries, etc. Except as otherwise described in its SEC Reports,
          -----------------
          the Company does not have any direct or indirect ownership interest in any corporation, partnership, joint venture, association or other business enterprise. If any entity is described in the Company's SEC Reports and the Company owns a controlling interest in such entity, each of the representations and warranties set forth in this article
          4.1 are being hereby restated with respect to such entity (modified as appropriate to the nature of such entity).

     (d)  Qualification. The Company is duly qualified, licensed or domesticated
          -------------
          as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or the properties owned or leased by it makes such qualification, licensing or domestication necessary and in which failure to so qualify or be licensed or domesticated would have a material adverse impact upon its business.

     (e)  Financial Statements. The Company's most recent financial statements
          --------------------
          contained in the Company's SEC Reports (i) are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the balance sheets dates and the results of its operations for the periods therein specified, and (iii) have, in all material respects, been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Without limiting the generality of the foregoing, the balance sheets or notes thereto disclose all of the debts, liabilities and obligations of any nature (whether absolute, accrued or contingent and whether due or to become due) as of the date of the Company's most recent financial statements contained in the Company's SEC Reports, which, individually or in the aggregate, are material and which in accordance with generally accepted accounting principles would be required to be disclosed in such balance sheets, and includes appropriate reserves for all taxes and other liabilities accrued as of such dates but not yet payable.

     (f)  Tax Returns and Audits. All required federal, state and local tax
          ----------------------
          returns or appropriate extension requests of the Company have been filed, and all federal, state and local taxes required to be paid with respect to such returns have been paid or provision for the payment thereof has been made. The Company is not delinquent in the payment of any such tax or in the payment of any assessment or governmental charge. The Company has not received notice of any tax deficiency proposed or assessed against it, and it has not executed any waiver of any statute of limitations on the assessment or collection of any tax. None of the Company's tax returns have been audited by governmental authorities in a manner to bring such audits to the Company's attention. The Company does not have any tax liabilities except those incurred in the ordinary course of business since January 1, 2003.

     (g)  Changes, Dividends, Etc. Except for the transactions contemplated by
          -----------------------
          this Agreement, since the date of the Company's most recent financial statements contained in the Company's SEC Reports , the Company has not: (i) incurred any debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business which will not materially and adversely affect the business, properties or prospects of the Company; (ii) paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (iii) declared or made any payment to or distribution to its shareholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (v) sold, transferred or leased any of its assets except in the ordinary course of business; (vi) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the properties, business or prospects of the Company; (vii) entered into any transaction other than in the ordinary course of business; (viii) encountered any labor difficulties or labor union organizing activities; (ix) issued or sold any shares of capital stock or other securities or granted any options, warrants, or other purchase rights with respect thereto other than pursuant to this agreement; (x) made any acquisition or disposition of any material assets or became involved in any other material transaction, other than for fair value in the ordinary course of business; (xi) increased the compensation payable, or to become payable, to any of its directors or employees, or made any bonus payment or similar arrangement with any of its directors or employees or increased the scope or nature of any fringe benefits provided for its directors or employees; or (xii) agreed to do any of the foregoing other than pursuant hereto. There has been no material adverse change in the financial condition, operations, results of operations or business of the Company since the date of the Company's most recent financial statements contained in the Company's SEC Reports.

     (h)  Title to Properties and Encumbrances. The Company has good and
          ------------------------------------
          marketable title to all of its properties and assets, including without limitation the properties and assets reflected on Company's most recent financial statements contained in the Company's SEC Reports and the properties and assets used in the conduct of its business, except for property disposed of in the ordinary course of business since the date of the Company's most recent financial statements contained in the Company's SEC Reports, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except (a) those which are shown and described on the Company Disclosure Schedule or the notes to the financial statements attached to the Company's latest SEC Reports, (b) liens for taxes and assessments or governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings, or (c) those which do not materially affect the value of or interfere with the use made of such properties and assets.

     (i)  Conditions of Properties. The plant, offices and equipment of the
          ------------------------
          Company have been kept in good condition and repair in the ordinary course of business.

     (j)  Litigation; Governmental Proceedings. There are no legal actions,
          ------------------------------------
          suits, arbitrations or other legal, administrative or governmental proceedings or, to the knowledge of the Company, threatened against the Company, or its properties or business, and the Company is not aware of any pending investigations or facts which are likely to result in or form the basis for any such action, suit or other proceeding. The Company is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality. The Company has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.

     (k)  Compliance With Applicable Laws and Other Instruments. To the best of
          -----------------------------------------------------
          the Company's knowledge, the business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution nor delivery of, nor the performance of or compliance with, this agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the articles of incorporation or bylaws of the Company. The Company is not in violation of its articles of incorporation or bylaws nor in material violation of, or in material default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement in any material respect. The Company is not subject to any restriction which would prohibit it from entering into or performing its obligations under this agreement.

     (l)  Units, Warrants and Common Shares. The Units and the underlying Common
          ---------------------------------
          Shares, when issued and paid for pursuant to the terms of this Agreement or upon the exercise of the Warrants, will be duly authorized, validly issued and outstanding, fully paid, nonassessable shares and shall be free and clear of all pledges, liens, encumbrances and restrictions created by the Company. The Warrants, when issued pursuant to the terms of this agreement will be binding obligations of the Company in accordance with their terms. The Common Shares have been reserved for issuance and when issued upon exercise of the Warrants will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions.

     (m)  Securities Laws. Based in part upon the representations of the
          ---------------
          Investor in Section 3, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this agreement or the offer, issuance, sale or delivery of the Securities, other than the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales except applicable notices of exemption, such as a Form D. The Company has not, directly or through an agent, offered the Securities or any similar securities for sale to, or solicited any offers to acquire such securities from, persons other than the Investors and other accredited investors, except prior to the date of this Agreement, which offers have or will be terminated prior to the Closing Date. To the best of the Company's knowledge, under the circumstances contemplated by this agreement and assuming the accuracy of the representations of the Investor in article 3, the offer, issuance, sale and delivery of the Securities will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the federal Securities Act.

     (n)  Patents and Other Intangible Rights. To the best of the Company's
          -----------------------------------
          knowledge, the Company (a) owns or has the exclusive right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing, (b) is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, (c) owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data necessary to develop operation and sale of all products and services sold or proposed to be sold by it, free and clear of any rights, liens, or claims of others, and (d) is not using any confidential information or trade secrets of others.

     (o)  Capital Stock. The authorized capital stock of the Company consists of
          -------------
          100,000,000 common shares, $0.001 par value, of which 20,372,848 shares are issued and outstanding as of the Effective Date, and 5,000,0000 shares of preferred stock, $0.001 par value, of which no shares are issued and outstanding. All of the outstanding shares of the Company were duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Agreement, under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. Neither the offer nor the issuance or sale of the Units, the Common Shares or the Warrants constitutes an event, under any anti-dilution provisions of any securities issued or issuable by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. No holder of any security of the Company is entitled to any pre-emptive or similar rights to purchase any securities of the Company from the Company; provided, however, that nothing in this section 4.1(o) shall affect, alter or diminish any right granted to the Investor in this Agreement.

     (p) All securities issued by the Company after May 8, 2003, have been issued in full compliance with an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and from the registration and qualification requirements of all applicable state securities laws.

     (q)  Outstanding Debt. The Company does not have any material indebtedness
          ----------------
          incurred as the result of a direct borrowing of money, including, but not limited to, indebtedness with respect to trade accounts, except as set forth in the Company's most recent financial statements contained in the Company's SEC Reports or the notes thereto. The Company is not in default in the payment of the principal of or interest or premium on any such indebtedness, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such indebtedness which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

     (r)  Assets and Contracts. The Company has filed all material agreements
          --------------------
          required to be filed or submitted with its SEC Reports under the rules and regulations of the SEC. The Company has in all material respects substantially performed all obligations required to be performed by it to date and is not in default in any material respect under any of the contracts, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound. All instruments material to the Company's business or otherwise described in this section are in effect and enforceable according to their respective terms, and there is not under any of such instruments any existing material default or event of default or event which, with notice or lapse of time or both, would constitute an event of default thereunder. All parties having material contractual arrangements with the Company are in substantial compliance therewith and none are in material default in any respect thereunder.

     (s)  Corporate Acts and Proceedings. This Agreement has been duly
          ------------------------------
          authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, and is a valid and binding agreement on the part of the Company that is enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate action necessary to the authorization, creation, reservation, issuance and delivery of the Units, Common Shares, the Warrants and the Common Shares acquirable upon exercise of the Warrants has been taken by the Company, or will be taken by the Company on or prior to the Closing Date.

     (t)  Accounts Receivable. To the extent that they exceed the reserves for
          -------------------
          doubtful accounts set forth in the most recent financial statements contained in the Company's SEC Reports, the accounts receivable which are reflected in such financial statements and all accounts receivable of the Company which have arisen since the latest date of the balance sheet contained in such financial statements (except such accounts receivable as have been collected) are valid and enforceable claims, and the goods and services sold and delivered which gave rise to such accounts were sold and delivered in conformity with the applicable purchase orders, agreements and specifications. To the best of the Company's knowledge, such accounts receivable are subject to no valid defense or offsets except routine customer complaints or warranty demands of an immaterial nature. The reserve for doubtful accounts that is included in the most recent financial statements contained in the Company's SEC Reports is adequate.

     (u)  Inventories. The inventories of the Company which are reflected in the
          -----------
          most recent financial statements contained in the Company's SEC Reports and all inventory items which have been acquired since the latest date of the balance sheet contained in such financial statements consist of raw materials, supplies, work-in-process and finished goods of such quality and quantities as are currently usable or salable in the ordinary course of its business.

     (v)  Purchase Commitments and Outstanding Bids. No material purchase
          -----------------------------------------
          commitment of the Company is in excess of normal, ordinary and usual requirements of its business, or was made at any price in excess of the then current market price, or contains terms and conditions more onerous than those usual and customary in the industry.

     (w) There is no outstanding material bid, sales proposal, contract or unfilled order of the Company which (a) will, or could if accepted, require the Company to supply goods or services at a cost to the Company in excess of the revenues to be received therefrom, or (b) quotes prices which do not include a mark-up over reasonably estimated costs consistent with past mark-ups on similar business or market conditions current at the time.

     (x)  Insurance Coverage. There are in full force policies of insurance
          ------------------
          issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks, and in such amounts, as in the Company's best judgment, after advice from its insurance broker, are acceptable for the nature and extent of such business and its resources.

     (y)  No Brokers or Finders. No person, firm or corporation has or will
          ---------------------
          have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company or the Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. The Company will indemnify and hold the Investor harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement.

     (z)  Conflicts of Interest. No officer, director or shareholder of the
          ---------------------
          Company or any affiliate (as such term is defined in Rule 405 under the Securities Act) of any such person has any direct or indirect interest (a) in any entity which does business in excess of $10,000 with the Company, (b) in any property, asset or right with a value in excess of $10,000 which is used by the Company in the conduct of its business, or (c) in any contractual relationship with the Company other than as an employee, the proceeds of which will exceed $10,000. For the purpose of this section 4.1(z), there shall be disregarded any interest which arises solely from the ownership of less than a 5% equity interest in a corporation whose stock is regularly traded on any national securities exchange or in the over-the-counter market. Notwithstanding the foregoing, the Company makes no representation or warranty regarding the direct or indirect interests of Hendrick Rethwilm other than those required to have been disclosed in the Company's SEC Reports.

     (aa) Licenses. The Company possesses from the appropriate agency,
          --------
          commission, board and government body and authority, whether state, local or federal, all licenses, permits, authorizations, approvals, franchises and rights which are (a) necessary for it to engage in the business currently conducted by it, and (b) if not possessed by the Company would have an adverse impact on the Company's business. The Company has no knowledge that would lead it to believe that it will not be able to obtain all licenses, permits, authorizations, approvals, franchises and rights that may be required for any business the Company proposes to conduct.

     (bb) Disclosure. The Company has not knowingly withheld from the Investor
          ----------
          any material facts known to the Company and relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement or in any certificate, schedule, statement or other document furnished or to be furnished to any Investor pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

     (cc) Registration Rights. Other than as contemplated under this Agreement,
          -------------------
          the Registration Rights Agreement dated as of November 12, 2003, or as may be registered on Form S-8 pursuant to the 2003 Stock Plan, the Company is not obligated to register any of its authorized or outstanding securities under the Securities Act, not otherwise subject to a registration statement previously filed with the SEC.

     (dd) Retirement Plans. The Company does not have any retirement plan in
          ----------------
          which any employees of the Company participates that is subject to any provisions of the Employee Retirement Income Security Act of 1974 and of the regulations adopted pursuant thereto ("ERISA").

     (ee) Environmental and Safety Laws. The Company has not received any notice
          -----------------------------
          that it is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of the Company's knowledge no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

     (ff) Employees. To the best of the Company's knowledge, no officer of the
          ---------
          Company or employee of the Company (whose annual compensation is in excess of $20,000) has any plans to terminate his or her employment with the Company. Except for the accrual of salaries disclosed in the Company's Disclosure Statement, the Company has complied in all material respects with all laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and payment of Social Security and other taxes, and the Company has not encountered any material labor difficulties. The Company does not have any worker's compensation liabilities.

     (gg) Absence of Restrictive Agreements. To the best of the Company's
          ---------------------------------
          knowledge, no employee of the Company is subject to any secrecy or non-competition agreement or any agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Company. To the best of the Company's knowledge, no employer or former employer of any employee of the Company has any claim of any kind whatsoever in respect of any of such rights.

4.2  Reserved.

4.3  Reserved.

5.   GENERAL

5.1 The parties will sign and deliver all further documents and instruments and do all things that may, either before or after the signing of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

5.2  This Agreement may not be assigned by either party hereto.

5.3 All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail, overnight courier, hand delivery, by facsimile or email, if to the Investor or any holder of Warrants addressed to such holder at its address as shown on the books of the Company, or at such other address as such holder may specify by written notice to the Company, or if to the Company at the address set forth above, Attention: President; or at such other address as the Company may specify by written notice to the Investors; and such notices and other communications shall for all purposes of this agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, overnight courier, hand delivery, by facsimile or email, when received.

5.4 All representations and warranties contained herein shall survive the execution and delivery of this agreement, any investigation at any time made by the Investor or on its behalf, and the sale and purchase of the Units and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant to this Agreement or in connection with or in contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder.

5.5 This Agreement and the agreements contemplated herein contains the entire understanding of the parties with respect to the transactions contemplated in this Agreement and the terms of this Agreement expressly replace and supersede any prior oral or written communication, understanding or agreement among the parties and this Agreement may be amended only by agreement in writing executed by the parties.

5.6 Each Party acknowledges that it has been advised by the other to seek independent legal and financial (including tax) advice with respect to this Agreement and that it has not relied on the other party for any advice, whether legal or otherwise, with respect to this Agreement.

5.7 This Agreement shall be interpreted neutrally and no construction against the drafter shall be permitted.

5.8 It is the intention of the parties hereto that this Agreement and the performance hereunder shall be interpreted and construed in accordance with and pursuant to the laws of the State of California.

5.9 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all counterparts together will constitute one and the same instrument. A copy of this Agreement transmitted by facsimile will be treated and relied on for all purposes by any person as an originally signed copy.

5.10 In the event any legal action is instituted by any party to this Agreement for the purpose of enforcing or interpreting any provision of this Agreement or any other agreement arising under or relating to this Agreement, the prevailing party in such action shall be entitled to recover its reasonable attorneys' and expert witness fees and costs.

5.11 If prior to the date which is 24 months from the Closing, the Company shall file a new registration statement with the SEC, excluding any amendments to or refilings of registration statements currently on file with the SEC, registering the sale or resale of any of the Company's debt or equity securities, then the Company shall also include Investor's resale of the Common Shares in such registration statement on the same terms and conditions as provided to the other selling security holders; provided (a) the Investor will cooperate with the Company in all respects in connection with the registration, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of the Common Shares required to be disclosed in any registration statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Common Shares and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering, and (b) the Company shall have no obligation to include in such registration statement any Common Shares that are permitted to be resold to the public without registration under the Securities Act.

     TO BE COMPLETED BY THE INVESTOR

A. REGISTRATION INSTRUCTIONS The name and address of the person in whose name the Securities are to be registered is as follows

          Generation  Capital  Associates
          -------------------------------
          Name

          1085  Riverside  Trace
          ----------------------
          Address

          Atlanta,  GA  30328
          -------------------
          City,  State     Zip  Code

          Attn:  Frank  E.  Hart,  General  Partner
          -----------------------------------------

          Telephone:  404  303-8450
          -------------------------

          Fax:  404  255  2218
          --------------------

          Tax  I.D.  #  13-3175117
          ------------------------

          With  Copy  to:
          ---------------

          David  A.  Rapaport,  General  Counsel
          --------------------------------------

          333  Sandy  Springs  Circle,  Suite  230
          ----------------------------------------

          Atlanta,  GA  30328
          -------------------

          Telephone:  404  25709150
          -------------------------

          Fax:  404  257-9125
          -------------------

          Email:  drapaport@hcfmgmt.com
          -----------------------------


B. DELIVERY INSTRUCTIONS. The name and address of the person to whom the certificates representing the Investor's Securities referred to in paragraph A above are to be delivered is as follows

          David  A.  Rapaport
          -------------------
          Name

          333  Sandy  Springs  Circle,  Suite  230
          ----------------------------------------
          Address

          Atlanta,  GA  30328
          -------------------
          City,  State     Zip  Code

C.   SUBSCRIPTION AMOUNT:

          Subscription Funds: US$  200,000.00

          Number of Units:    160,000 Units (where each Unit consists of one
                              share and one half of one purchase warrant. Each whole warrant will entitle the Investor to subscribe for one additional common share of the Company on the terms set forth in this Agreement).





                   TO BE COMPLETED AND SIGNED BY THE INVESTOR:
                   -------------------------------------------



The  Investor  has  signed  this  Agreement  as  of the ____ day of  March, 2004



Generation  Capital  Associates
-------------------------------
Name  of  the  Investor  -  use  the  name  inserted  in  paragraph  A  above.




Signature  of  Investor




Title  (if  applicable)

ACCEPTANCE

Signed  and  Accepted  this  ____  day  of  March,  2004

RAPIDTRON,  INC.



By:
   ------------------------------------------
     John  Creel,  President

                                   SCHEDULE A


     INVESTOR NAME AND ADDRESS         NUMBER OF UNITS     AMOUNT OF INVESTMENT
     -------------------------         ---------------     --------------------
     Generation  Capital  Associates       160,000               $200,000
     1085  Riverside  Trace
     Atlanta,  GA  30328

                                   SCHEDULE B

                           FORM OF WARRANT CERTIFICATE


THIS WARRANT IS NON-TRANSFERABLE, SUBJECT TO LIMITED EXCEPTIONS. THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND THE COMMON STOCK THAT MAY BE ISSUED UPON EXERCISE OF THIS WARRANT MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE TRANSACTION HAS BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.


                                 RAPIDTRON, INC.

                            NON-TRANSFERABLE WARRANT

                                   TO PURCHASE

                             SHARES OF COMMON STOCK

     For value received and subject to the terms and conditions of this warrant, GENERATION CAPITAL ASSOCIATES, a New York limited partnership, its successors or permitted assigns ("Holder"), is entitled to purchase from Rapidtron, Inc. at 3151 Airway Ave., Bldg. Q, Costa Mesa, CA 92626, a Nevada corporation (the "Company"), up to one hundred sixty thousand (160,000) fully paid and nonassessable shares of the Company's common stock (the "Common Stock") or such greater or lesser number of such shares as may be determined by application of the anti-dilution provisions of this warrant, at the price of One and 46/100 Dollars ($1.46) per share until 5:00 p.m. (California time) on March 31, 2009 (the "Warrant Exercise Price").

     This  warrant  is  subject  to  the  following  terms  and  conditions:

     1.     Exercise.  (a)  The  rights  represented  by  this  warrant  may  be
            --------
exercised by the Holder, in whole or in part, by written election, in the form set forth below, by the surrender of this warrant (properly endorsed if required) at the principal office of the Company, by payment to it by cash, certified check or bank draft of the Warrant Exercise Price for the shares to be purchased and by delivery of a subscription agreement, an investment letter and/or similar documents acceptable to the Company demonstrating that the sale of the shares to be purchased is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and any state securities law. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by payment to the Company of the Warrant Exercise Price. Certificates for the shares of stock so purchased, bearing an appropriate restrictive legend, shall be delivered to the Holder within 10 days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the Holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.

               (b) If, at the time of an exercise which occurs after [one year after vesting date] there is no effective registration statement covering the resale of the Common Stock subject to this Warrant, with current prospectus available, and if the Market Value of one share of Common Stock at such time is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Investor may make a "cashless exercise" by completing the Warrant Exercise Form attached hereto and delivering such form to the Company by USPS mail, overnight courier, or facsimile and delivering this Warrant to the Company within five days of such exercise. The Holder shall receive that number of Common Shares equal to the total number of Common Shares the Investor would have otherwise been entitled to receive upon exercise of the Warrants, less the total number of Common Shares with a "Fair Market Value" (defined below) equal to the total Exercise Price that would have otherwise been paid upon exercise of the Warrants. As used herein "Fair Market Value" means the average of the highest 4:00 PM New York Time closing bid price of the Company's common stock (as reported on the Bloomberg Quotation System) for the ten (10) trading days immediately preceding the date the Cashless
Exercise Form is received by the Company. If the Cashless Exercise Form is received by the Company after 4:00 PM New York Time on a trading day, such day shall be considered the tenth trading day of such period. No fractional shares shall be issued upon a cashless exercise of the Warrants and the total number of Common Shares to be issued shall be rounded down to the nearest whole share.

               (c) Certificates for the shares of stock so purchased, bearing an appropriate restrictive legend, shall be delivered to the Holder within 5 business days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the Holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.

               (d) No Holder of this warrant shall be permitted to exercise the warrant to the extent that such exercise would cause such Holder to be the beneficial owner of more than 5% of the Company's then outstanding common stock, at that given time. This limitation shall not be deemed to prevent any Holder from acquiring an aggregate of more than 5% of the Company's common stock, so long as such Holder does not beneficially own more than 5% of the Company's common stock, at any given time.

     2.     Shares.  All  shares  that  may  be  issued upon the exercise of the
            ------
rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. During the period within which the rights represented by this warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this warrant.

     THE SHARES OF COMMON STOCK TO BE ISSUED TO THE HOLDER UPON EXERCISE OF THE RIGHTS REPRESENTED BY THIS WARRANT SHALL BE ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE SECURITIES LAW. AS SUCH, THE SHARES WILL BE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 OF THE SECURITIES ACT, AND THE SHARE CERTIFICATES REPRESENTING THE SHARES ARE TO BE LEGENDED AS FOLLOWS:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE TRANSACTION HAS BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.

     3.     Adjustment.  The  Warrant Exercise Price and the number of shares of
            ----------
Common Stock shall be subject to adjustment from time to time as hereinafter provided in this Section 3:

          (a) If the Company at any time divides the outstanding shares of its common stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its common stock are combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

          (b) Upon each adjustment of the Warrant Exercise Price, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

          (c) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof to the Holder stating the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     4.     No Rights as Shareholder.  This warrant shall not entitle the Holder
            ------------------------
to  any  rights  as  a  shareholder  of  the  Company.

     5.     Transfer.  This  warrant  and  all  rights  hereunder  are
            --------
non-transferable, except as otherwise required by law; provided however, the holder of the warrant may transfer the warrant to a family trust, family member or corporation controlled by the shareholder, or if a corporation, partnership, or limited liability company, its shareholders, partners, or members, as the case may be.

     6. NEITHER THE WARRANTS NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OR UNDER THE LAWS OF ANY STATE OF THE UNITED STATES. THE WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN RECOMMENDED BY ANY U.S. OR FOREIGN SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR CONFIRMED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. The Warrants represented by this Warrant Certificate may only be exercised by or on behalf of a Holder who, at the time of exercise, either:

     (a) provides written confirmation that it was the original purchaser in the Company's private placement of the Units under which the Warrants were issued and the representations and warranties made to the Company in connection with the acquisition of the Units remain true and correct on the date of exercise; or

     (b) provides a written opinion of counsel, in a form acceptable to the Company, acting reasonably, that the shares of Common Stock to be delivered upon exercise of the Warrants are exempt from the registration requirements under the Securities Act and the securities laws of all applicable states of the United States.



     7.     Notices.  All  demands  and  notices  to be given hereunder shall be
            -------
delivered or sent by first class USPS mail, postage prepaid, overnight courier or facsimile: in the case of the Company, addressed to its corporate headquarters, 3151 Airway Ave., Bldg. Q, Costa Mesa, CA 92626, until a new address shall have been substituted by like notice; and in the case of Holder, addressed to Holder at the address written below, until a new address shall have been substituted by like notice.

     IN WITNESS WHEREOF, the Company has caused this warrant to be executed and delivered by a duly authorized officer.

Dated:  April  1,  2004

                              RAPIDTRON,  INC.

                              By:
                                 --------------------------------------
                                 John  Creel,  President



GENERATION  CAPITAL  ASSOCIATES
(Warrant  Holder)

1085  Riverside  Trace
Atlanta,  GA  30328
Tel:  404  303-8450
Fax:  404  257-9150

copy  to:

David  A.  Rapaport,  EVP  &  General  Manager
333  Sandy  Springs  Circle,  Suite  230
Atlanta,  GA  30328
drapaport@hcfmgmt.com

                                WARRANT EXERCISE

                (To be signed only upon exercise of this warrant)

The undersigned, the Holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder, __________ shares of Common Stock of Rapidtron, Inc., to which such warrant relates; and (please check one)

     herewith makes payment of $__________ therefor in cash, certified check or bank draft, or herewith requests a cashless exercise pursuant to Section 1(b) of the warrant; and

herewith makes payment of $__________ therefor in cash, certified check or bank draft and requests that the certificates for such shares be issued in the name of, and be delivered to ___________________, whose address is set forth below the signature of the undersigned.

In  connection  with  this  exercise:  (check  one):

[ ]       1.   The  undersigned  was  the  original  purchaser  in the Company's private placement of the Units under which the Warrants were issued, and the representations and warranties made to the Corporation in connection with the acquisition of the Units remain true and correct on the Exercise Date.

[ ]       2.   The  undersigned  is delivering a written opinion of U.S. Counsel to the effect that the Warrants and the shares of Common Stock to be delivered upon exercise hereof are exempt from the registration requirements under the United States Securities Act of 1933, as amended, and the securities laws of all applicable states of the United States.





Dated:
      --------------------------


                                   Signature

                                   Social Security or other Tax Identification
Holder:                            No.


--------------------------------   --------------------------------------------

--------------------------------

--------------------------------

--------------------------------
Please print present name and address

                                   SCHEDULE C

                                     OMITTED

                                   SCHEDULE D

                                     OMITTED

                                   SCHEDULE E

                                     OMITTED

                                   SCHEDULE F

                        DEFINITION OF ACCREDITED INVESTOR

"Accredited Investor" has the meaning ascribed to it in Rule 501 of Regulation D, promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933.

                                   SCHEDULE G

                                     OMITTED